Exhibit 10.3

THIRD AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of March 5, 2019, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”), and EIGER BIOPHARMACEUTICALS, INC., a Delaware corporation (“Parent”), EB Pharma, LLC, a Delaware limited liability company (“EB Pharma”) and EBPI Merger, Inc., a Delaware corporation (“EBPI”), each with offices located at 2155 Park Blvd., Palo Alto, CA  94306 (Parent, EB Pharma and EBPI, individually and collectively, jointly and severally, “Borrower”).

Recitals

A.Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of December 30, 2016 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of April 24, 2017 and that certain Second Amendment to Loan and Security Agreement dated as of May 11, 2018, the “Loan Agreement”).

B.Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Collateral Agent and Lenders (i) extend additional credit to Borrower and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.Collateral Agent and Lenders have agreed to extend additional credit to Borrower and to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 2.2(a) (Term Loans).  Section 2.2(a) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(a)Availability.

(i)Subject to the terms and conditions of this Agreement, (x) on the Effective Date, the Lenders, severally and not jointly, made term loans to Borrower in an aggregate original amount of Fifteen Million Dollars ($15,000,000.00) according to each Lender’s Term A Loan Commitment as set forth on Schedule 1.1 hereto (as in effect prior to the Third Amendment Effective Date) (such term loans are hereinafter referred to singly as a “Original Term A Loan”, and collectively as the “Original Term A Loans”), (y) on the Second Amendment Effective Date, the Lenders, severally and not jointly, made term loans to Borrower in an aggregate original amount of Five Million Dollars ($5,000,000.00) according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (as in effect prior to the Third Amendment Effective Date) (the “Original Term B Loan”) and (z) on August 3, 2018, the Lenders, severally and not jointly, made term loans to Borrower in an aggregate original amount of Five Million Dollars ($5,000,000.00) according to each Lender’s Term C Loan Commitment as set forth on Schedule 1.1 hereto (as in effect prior to the Third Amendment Effective Date) (the “Original Term C Loan”, each such Original Term A Loan, Original Term B Loan and Original Term C Loan is hereinafter referred to singly as an “Original Term Loan”, and collectively as the “Original Term Loans”).

(ii)Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, on the Third Amendment Effective Date to make term loans to Borrower as follows: (x) the Secured Promissory Notes issued by Borrower evidencing the Original Term Loans shall be replaced with amended and restated notes to reflect the current principal balances and (y) the Lenders, severally and not jointly, shall make one (1) new term loan to Borrower in an aggregate original amount of Six Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 66/100 Dollars ($6,666,666.66) (the “New Term A Loan”, each such Original Term Loan and New Term A Loan is hereinafter referred to singly as a “Term A Loan” and collectively, the “Term A Loans”). After repayment, no Term A Loan may be re‑borrowed.

(iii)Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Second Draw Period, to make one (1) term loan to Borrower in an aggregate amount equal to Five Million Dollars ($5,000,000.00) according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (the “Term B Loan”; each Term A Loan, and Term B Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans, and Term B Loan are hereinafter referred to collectively as the “Term Loans”).  After repayment, no Term B Loan may be re‑borrowed.”

2.2Section 2.2(b) (Term Loans).  Section 2.2(b) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(b)Repayment.  Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date.  Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof.  Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan then outstanding, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to (i) if the Amortization Date is April 1, 2021, thirty-six (36) months and (ii) if the Amortization Date is April 1, 2022, twenty-four (24) months.  All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date.  Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).”

2.3Section 2.5 (Fees).  Section 2.5(b) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(b)Final Payment.

(i)The Final Payment, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares; and

(ii)A fully-earned, non-refundable final payment, due in connection with the Original Term Loans, in the aggregate amount of One Million Eight Hundred Seventy-Five

[Signature Page to Third Amendment to Loan and Security Agreement]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Thousand Dollars ($1,875,000.00), of which (x) the portion accrued as of the Third Amendment Effective Date is Eight Hundred Forty-Eight Thousand Fourteen and 68/100 Dollars ($848,014.68) (the “Accrued Third Amendment Final Payment”), payable to the Lenders in accordance with their respective Pro Rata Shares (as determined immediately prior to the Third Amendment Effective Date) and due on the Third Amendment Effective Date and (y) the portion unaccrued as of the Third Amendment Effective Date is One Million Twenty-Six Thousand Nine Hundred Eighty-Five and 32/100 Dollars ($1,026,985.32) (the “Unaccrued Third Amendment Final Payment”) payable to the Lenders in accordance with their respective Pro Rata Shares (as determined immediately prior to the Third Amendment Effective Date) and due on the same date that the Final Payment is due in accordance with Section 2.5(b)(i) hereof. For the sake of clarity, the Third Amendment Final Payment shall not reduce the Final Payment otherwise due in connection with Section 2.5(b)(i) hereof.”

2.4Section 2.5 (Fees).  Section 2.5(c) of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“(c)Prepayment Fee.  The Prepayment Fee, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares. For the sake of clarity, the Funding Date of each Term A Loan is the Third Amendment Effective Date; and”

2.5Section 5.9 (Use of Proceeds).  Section 5.9 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“5.9Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely as working capital and to fund its general business requirements, and to refinance the Original Term Loans, in accordance with the provisions of this Agreement, and not for personal, family, household or agricultural purposes.”

2.6Section 6.11 (Landlord Waivers; Bailee Waivers).  Section 5.9 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“6.11Landlord Waivers; Bailee Waivers.  In the event that Borrower or any of its Subsidiaries, after the Effective Date, intends to add any new offices or business locations, including warehouses, or otherwise store any portion of the Collateral (other than the Pre-Clinical and Clinical Trial Supplies) with, or deliver any portion of the Collateral (other than the Pre-Clinical and Clinical Trial Supplies) to, a bailee, in each case pursuant to Section 7.2, then Borrower or such Subsidiary will provide written notice thereof to Collateral Agent and, in the event that the new location is the chief executive office of the Borrower or such Subsidiary or the Collateral (other than the Pre-Clinical and Clinical Trial Supplies) at any such new location is valued in excess of Two Hundred Fifty Thousand ($250,000.00) in the aggregate, such bailee or landlord, as applicable, must execute and deliver a bailee waiver or landlord waiver, as applicable, in form and substance reasonably satisfactory to Collateral Agent prior to the addition of any new offices or business locations, or any such storage with or delivery to any such bailee, as the case may be.”

2.7Section 7.12 (Foreign Subsidiary Assets).  New Section 7.12 hereby is added to the Loan Agreement to read as follows:

“7.12Foreign Subsidiary Assets. Permit the aggregate value of cash, Cash Equivalents and other assets held by Borrower’s Foreign Subsidiaries to exceed Ten Thousand Dollars ($10,000.00) (or equivalent) at any time.”

2.8Section 10 (Notices).  The notice information for Collateral Agent in Section 10 of the Loan Agreement hereby is amended and restated as follows:

[Signature Page to Third Amendment to Loan and Security Agreement]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

If to Borrower:	EIGER BIOPHARMACEUTICALS, INC. 2155 Park Blvd. Palo Alto, CA 94306 Attn: Chief Financial Officer Email: sryali@eigerbio.com
with a copy (which shall not constitute notice) to:	Cooley LLP 3175 Hanover Street Palo Alto, CA 94304-1130 Attn: Glen Sato Fax: (650) 849 7400 Email: gsato@cooley.com
If to Collateral Agent:	OXFORD FINANCE LLC 133 North Fairfax Street Alexandria, Virginia 22314 Attention: Legal Department Fax: (703) 519‑5225 Email: LegalDepartment@oxfordfinance.com
with a copy (which shall not constitute notice) to:	DLA Piper LLP (US) 500 Eighth Street, NW Washington, DC 20004 Attn: Eric Eisenberg Fax: (202) 799‑5211 Email: Eric.Eisenberg@dlapiper.com

2.9Section 13 (Definitions).  The following terms and their respective definitions hereby are added, in appropriate alphabetical order, or amended and restated in their entirety, as applicable, to Section 13.1 of the Loan Agreement as follows:

“Amortization Date” is April 1, 2021; provided that, if Borrower achieves the Second Draw Period Milestone, the Amortization Date shall automatically be extended to April 1, 2022.

“Basic Rate” is  the per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the sum of (a) the greater of (i) thirty (30) day U.S. LIBOR rate reported in The Wall Street Journal on the last Business Day of the month that immediately precedes the month in which the interest will accrue, and (ii) two and fifty-one one hundredths percent (2.51%), plus (b) six and sixty-four one hundredths percent (6.64%).  Notwithstanding the foregoing, (x) the Basic Rate for the Term Loan for the period from the Effective Date through and including March 31, 2019 shall be nine and fifteen one hundredths percent (9.15%) and (y) the Basic Rate shall not reset below nine and fifteen one hundredths percent (9.15%). If The Wall Street Journal (or another nationally recognized rate reporting source acceptable to Collateral Agent) no longer reports the U.S. LIBOR Rate or if such interest rate no longer exists or if The Wall Street Journal no longer publishes the U.S. LIBOR Rate or ceases to exist, Collateral Agent may in good faith select a replacement interest rate or replacement publication, as the case may be.

“Key Person” is each of Borrower’s (i) Chief Executive Officer, who is David Cory as of the Third Amendment Effective Date, (ii) Chief Financial Officer, who is Sriram Ryali as of the Third Amendment Effective Date, (iii) Chief Business Officer, who is James Shaffer as of the Third Amendment Effective Date and (iv) Executive Medical Officer, who is David Apelian as of the Third Amendment Effective Date.

“Maturity Date” is March 1, 2024.

[Signature Page to Third Amendment to Loan and Security Agreement]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

“New Term A Loan” is defined in Section 2.2(a)(ii) hereof.

“Original Term A Loan(s)” is defined in Section 2.2(a)(i) hereof

“Original Term B Loan” is defined in Section 2.2(a)(i) hereof

“Original Term C Loan” is defined in Section 2.2(a)(i) hereof

“Original Term Loan(s)”  is defined in Section 2.2(a)(i) hereof

“Pre-Clinical and Clinical Trial Supplies” means active pharmaceutical ingredients, other raw materials, finished product and concomitant medication; in each case, intended for use and used in Borrower’s and its Subsidiaries’ pre-clinical and clinical trials.

“Prepayment Fee” is, with respect to any Term Loan subject to prepayment prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise, an additional fee payable to the Lenders in amount equal to:

(a)for a prepayment made on or after the Funding Date of such Term Loan through and including the first anniversary of the Funding Date of such Term Loan, two percent (2.00%) of the principal amount of such Term Loan prepaid;

(b)for a prepayment made after the date which is after the first anniversary of the Funding Date of such Term Loan through and including the second anniversary of the Funding Date of such Term Loan, one percent (1.00%) of the principal amount of the Term Loans prepaid; and

(c)for a prepayment made after the date which is after the second anniversary of the Funding Date of such Term Loan and prior to the Maturity Date, zero percent (0.00%) of the principal amount of the Term Loans prepaid.

“Second Draw Period” is the period commencing on the on the latest of (a) the date of the occurrence of the Second Draw Milestone, and (b) January 1, 2021, and ending on the earliest of (x) thirty (30) days from the occurrence of the Draw Milestone, (y) February 28, 2021, and (z) the occurrence of any Event of Default; provided, however, that the Second Draw Period shall not commence if on the date of the occurrence of the Second Draw Period Milestone an Event of Default has occurred and is continuing.

“Second Draw Period Milestone” means Borrower has achieved [ * ].

“Success Fee Agreement” means that certain Amended and Restated Success Fee Agreement, dated as of the Third Amendment Effective Date, by and among Borrower, the Collateral Agent and Lenders.

“Term A Loan” is defined in Section 2.2(a)(ii) hereof

“Term B Loan ” is defined in Section 2.2(a)(iii) hereof

“Term Loan(s)” is defined in Section 2.2(a)(iii) hereof.

“Third Amendment Effective Date” is March 5, 2019.

[Signature Page to Third Amendment to Loan and Security Agreement]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

2.10Section 13.1 (Definitions).  The defined terms “Draw Period”, “Term C Loan(s)”, and “Term C Milestones” and their respective definitions are deleted in their entirety from Section 13.1 of the Loan Agreement.

2.11Schedule 1.1 of the Loan Agreement hereby is replaced in its entirety with Schedule 1.1 attached hereto.

2.12Exhibit D of the Loan Agreement hereby is replaced in its entirety with Exhibit D attached hereto.

2.13Exhibit E hereby is added to the Loan Agreement in the form attached hereto.

2.14The (i) two (2) original Secured Promissory Notes in respect of the two (2) Original Term A Loans made by the Lenders dated as of  December 30, 2016, (ii) one (1) original Secured Promissory Note in respect of the Original Term B Loan made by the Lenders dated as of  April 24, 2017 and (iii) one (1) original Secured Promissory Note in respect of the Original Term B Loan made by the Lenders dated as of  May 11, 2018, each issued by Borrower in favor of Oxford hereby are amended and restated in the form attached as Exhibit E to the Loan Agreement, as amended by this Amendment, and such original Secured Promissory Notes that have been amended and restated are hereby cancelled, null and void and of no further force and effect.  Administrative Agent and Collateral Agent hereby acknowledges and agrees on behalf of the Lenders that no Prepayment Fee shall be due and payable by Borrower in connection with this Amendment and the transactions contemplated hereby, including, without limitation, the refinancing of the Original Term Loans.

3.Limitation of Amendment.

3.1The amendments set forth in Section 2 are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

[Signature Page to Third Amendment to Loan and Security Agreement]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Collateral Agent and Lenders of (i) this Amendment by each party hereto, (ii) the Disbursement Letter attached hereto, (iii) a Secured Promissory Note in favor of Oxford in respect of the New Term A Loan attached hereto, (iv) four (4) Amended and Restated Secured Promissory Notes in favor of Oxford and each attached hereto, (v) the Corporate Borrowing Certificate for each Borrower, the form of which is attached hereto, (vi) the Success Fee Agreement, and (vii) a landlord waiver for Borrowers leased location at 2155 Park Blvd., Palo Alto, CA 94306, and (b) Borrower’s payment of (i) the Second Amendment Facility Fee due as specified in Section 2.5(d) of the Loan Agreement, (ii) the Accrued Third Amendment Final Payment due as specified in Section 2.5(b)(ii) of the Loan Agreement, and (iii) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

[Balance of Page Intentionally Left Blank]

[Signature Page to Third Amendment to Loan and Security Agreement]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

EIGER BIOPHARMACEUTICALS, INC.

By:	/s/ Sriram Ryali
Name:	Sriram Ryali
Title:	CFO

EB PHARMA, LLC

By:	/s/ James P. Shaffer
Name:	James Shaffer
Title:	Director (EB Pharma); CBO (Eiger
BioPharmaceuticals, Inc.)

EBPI MERGER, INC.

By:	/s/ David Cory
Name:	David Cory
Title:	Director (EBPI Merger); CEO (Eiger
BioPharmaceuticals, Inc.)

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By:	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Senior Vice President

[Signature Page to Third Amendment to Loan and Security Agreement]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SCHEDULE 1.1

Lenders and Commitments

	Term A Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$30,000,000.00	100.00%
TOTAL	$30,000,000.00	100.00%

	Term B Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$5,000,000.00	100.00%
TOTAL	$5,000,000.00	100.00%

	Aggregate (all Term Loans)
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$35,000,000.00	100.00%
TOTAL	$35,000,000.00	100.00%

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

DISBURSEMENT LETTER

March 5, 2018

The undersigned, being the duly elected and acting Chief Financial Officer of EIGER BIOPHARMACEUTICALS, INC., a Delaware corporation with offices located at 2155 Park Blvd., Palo Alto, CA  94306, for itself and on behalf of all Borrowers under the Loan Agreement (defined below) (“Borrower”), does hereby certify to OXFORD FINANCE LLC (“Oxford” and “Lender”), as collateral agent (the “Collateral Agent”) in connection with that certain Loan and Security Agreement dated as of December 30, 2016, by and among Borrower, Collateral Agent and the Lenders from time to time party thereto (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of April 24, 2017, that certain Second Amendment to Loan and Security Agreement dated as of May 11, 2018 and that certain Third Amendment to Loan and Security Agreement dated as of even date herewith, the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

1.The representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof.

2.No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document.

3.Borrower is in compliance with the covenants and requirements contained in Sections 4, 6 and 7 of the Loan Agreement.

4.All conditions referred to in Section 3 of the Loan Agreement to the making of the Loan to be made on or about the date hereof have been satisfied or waived by Collateral Agent.

5.No Material Adverse Change has occurred.

6.The undersigned is a Responsible Officer.

[Balance of Page Intentionally Left Blank]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

7.The proceeds of the Term A Loan shall be disbursed as follows:

Disbursement from Oxford:
Loan Amount	$30,000,000.00
Plus:
Deposit Received	$50,000.00

Less:
Second Amendment Fee	($85,000.00)
Accrued Third Amendment Final Payment	($848,014.68)
Outstanding Principal Amount of Oxford Original Term Loans	($23,333,333.34)
Amount of Accrued Interest on Oxford Original Term Loans (3/1/2019 – 3/4/2019)	($23,075.06)
Interim Interest	($205,875.00)
Lender’s Legal Fees	($19,750.00)*

TOTAL Term A Loan NET PROCEEDS FROM OXFORD:	$5,534,951.96

8.The Term A Loan shall amortize in accordance with the Amortization Table attached hereto.

9.The aggregate net proceeds of the Term A Loan shall be transferred to the Designated Deposit Account as follows:

Account Name:	EIGER BIOPHARMACEUTICALS, INC.
Bank Name:	[ * ]
Bank Address:	[ * ]
Account Number:	[ * ]
ABA Number:	[ * ]

[Balance of Page Intentionally Left Blank]

* Legal fees and costs are through the Third Amendment Effective Date. Postclosing legal fees and costs, payable after the Third Amendment Effective Date, to be invoiced and paid postclosing.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Dated as of the date first set forth above.

BORROWER:

EIGER BIOPHARMACEUTICALS, INC.

By:	/s/ Sriram Ryali
Name:	Sriram Ryali
Title:	CFO

EB PHARMA, LLC

By:	/s/ James P. Shaffer
Name:	James Shaffer
Title:	Director (EB Pharma); CBO (Eiger
BioPharmaceuticals, Inc.)

EBPI MERGER, INC.

By:	/s/ David Cory
Name:	David Cory
Title:	Director (EBPI Merger); CEO (Eiger
BioPharmaceuticals, Inc.)

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By:	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Senior Vice President

[Signature Page to Disbursement Letter]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMORTIZATION TABLE

(Term A Loan)

[see attached]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT D

Form of Secured Promissory Note

[see attached]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SECURED PROMISSORY NOTE

(Term A Loan)

$6,666,666.66	Dated: March 5, 2019

FOR VALUE RECEIVED, the undersigned, EIGER BIOPHARMACEUTICALS, INC., a Delaware corporation (“Parent”), EB Pharma, LLC, a Delaware limited liability company (“EB Pharma”) and EBPI Merger, Inc. (“EBPI”), each with offices located at 2155 Park Blvd., Palo Alto, CA  94306 (Parent, EB Pharma and EBPI, individually and collectively, jointly and severally, “Borrower”), HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of Six Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 66/100 Dollars ($6,666,666.66) or such lesser amount as shall equal the outstanding principal balance of the Term A Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term A Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated December 30, 2016 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of April 24, 2017 and that certain Second Amendment to Loan and Security Agreement dated as of May 11, 2018, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term A Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term A Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term A Loan, interest on the Term A Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

EIGER BIOPHARMACEUTICALS, INC.

By:
Name:
Title:

EB PHARMA, LLC

By:
Name:
Title:

EBPI MERGER, INC.

By:
Name:
Title:

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT E

Form of Secured Amended and Restated Promissory Notes

[see attached]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Original Term A Loan – original face amount of $7,500,000.00)

$7,000,000.00	Dated: March 5, 2019

FOR VALUE RECEIVED, the undersigned, EIGER BIOPHARMACEUTICALS, INC., a Delaware corporation (“Parent”), EB Pharma, LLC, a Delaware limited liability company (“EB Pharma”) and EBPI Merger, Inc. (“EBPI”), each with offices located at 2155 Park Blvd., Palo Alto, CA  94306 (Parent, EB Pharma and EBPI, individually and collectively, jointly and severally, “Borrower”), HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of SEVEN MILLION DOLLARS ($7,000,000.00) or such lesser amount as shall equal the outstanding principal balance of the Original Term A Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Original Term A Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated as of December 30, 2016 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of April 24, 2017, that certain Second Amendment to Loan and Security Agreement dated as of May 11, 2018 and that certain Third Amendment to Loan and Security Agreement dated as of even date herewith, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Original Term A Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note amends and restates, in its entirety, that certain Secured Promissory Note, dated December 30, 2016, in the original principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000.00), executed by Borrower in favor of Lender and issued pursuant to the Loan Agreement.

The Loan Agreement, among other things, (a) provides for the making of a secured Original Term A Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Original Term A Loan, interest on the Original Term A Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

EIGER BIOPHARMACEUTICALS, INC.

By:
Name:
Title:

EB PHARMA, LLC

By:
Name:
Title:

EBPI MERGER, INC.

By:
Name:
Title:

Oxford Finance LLC

Amended and Restated Secured Promissory Note No. 1

Term A Loan

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Original Term A Loan – original face amount of $7,500,000.00)

$7,000,000.00	Dated: March 5, 2019

FOR VALUE RECEIVED, the undersigned, EIGER BIOPHARMACEUTICALS, INC., a Delaware corporation (“Parent”), EB Pharma, LLC, a Delaware limited liability company (“EB Pharma”) and EBPI Merger, Inc. (“EBPI”), each with offices located at 2155 Park Blvd., Palo Alto, CA  94306 (Parent, EB Pharma and EBPI, individually and collectively, jointly and severally, “Borrower”), HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of SEVEN MILLION DOLLARS ($7,000,000.00) or such lesser amount as shall equal the outstanding principal balance of the Original Term A Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Original Term A Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated as of December 30, 2016 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of April 24, 2017, that certain Second Amendment to Loan and Security Agreement dated as of May 11, 2018 and that certain Third Amendment to Loan and Security Agreement dated as of even date herewith, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Original Term A Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note amends and restates, in its entirety, that certain Secured Promissory Note, dated December 30, 2016, in the original principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000.00), executed by Borrower in favor of Lender and issued pursuant to the Loan Agreement.

The Loan Agreement, among other things, (a) provides for the making of a secured Original Term A Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Original Term A Loan, interest on the Original Term A Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

EIGER BIOPHARMACEUTICALS, INC.

By:
Name:
Title:

EB PHARMA, LLC

By:
Name:
Title:

EBPI MERGER, INC.

By:
Name:
Title:

Oxford Finance LLC

Amended and Restated Secured Promissory Note No. 2

Term A Loan

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Original Term B Loan – original face amount of $5,000,000.00)

$4,666,666.67	Dated: March 5, 2019

FOR VALUE RECEIVED, the undersigned, EIGER BIOPHARMACEUTICALS, INC., a Delaware corporation (“Parent”), EB Pharma, LLC, a Delaware limited liability company (“EB Pharma”) and EBPI Merger, Inc. (“EBPI”), each with offices located at 2155 Park Blvd., Palo Alto, CA  94306 (Parent, EB Pharma and EBPI, individually and collectively, jointly and severally, “Borrower”), HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of FOUR MILLION SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY SIX AND 67/100 DOLLARS ($4,666,666.67) or such lesser amount as shall equal the outstanding principal balance of the Original Term B Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Original Term B Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated as of December 30, 2016 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of April 24, 2017, that certain Second Amendment to Loan and Security Agreement dated as of May 11, 2018 and that certain Third Amendment to Loan and Security Agreement dated as of even date herewith, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Original Term B Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note amends and restates, in its entirety, that certain Secured Promissory Note, dated May 11, 2018, in the original principal amount of FIVE MILLION DOLLARS ($5,000,000.00), executed by Borrower in favor of Lender and issued pursuant to the Loan Agreement.

The Loan Agreement, among other things, (a) provides for the making of a secured Original Term B Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Original Term B Loan, interest on the Original Term B Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

EIGER BIOPHARMACEUTICALS, INC.

By:
Name:
Title:

EB PHARMA, LLC

By:
Name:
Title:

EBPI MERGER, INC.

By:
Name:
Title:

Oxford Finance LLC

Amended and Restated Secured Promissory Note No. 3

Term A Loan

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Original Term C Loan – original face amount of $5,000,000.00)

$4,666,666.67	Dated: March 5, 2019

FOR VALUE RECEIVED, the undersigned, EIGER BIOPHARMACEUTICALS, INC., a Delaware corporation (“Parent”), EB Pharma, LLC, a Delaware limited liability company (“EB Pharma”) and EBPI Merger, Inc. (“EBPI”), each with offices located at 2155 Park Blvd., Palo Alto, CA  94306 (Parent, EB Pharma and EBPI, individually and collectively, jointly and severally, “Borrower”), HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of FOUR MILLION SIX HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY SIX AND 67/100 DOLLARS ($4,666,666.67) or such lesser amount as shall equal the outstanding principal balance of the Original Term C Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Original Term C Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated as of December 30, 2016 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of April 24, 2017, that certain Second Amendment to Loan and Security Agreement dated as of May 11, 2018 and that certain Third Amendment to Loan and Security Agreement dated as of even date herewith, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Original Term C Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note amends and restates, in its entirety, that certain Secured Promissory Note, dated August 3, 2018, in the original principal amount of FIVE MILLION DOLLARS ($5,000,000.00), executed by Borrower in favor of Lender and issued pursuant to the Loan Agreement.

The Loan Agreement, among other things, (a) provides for the making of a secured Original Term C Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Original Term C Loan, interest on the Original Term C Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

EIGER BIOPHARMACEUTICALS, INC.

By:
Name:
Title:

EB PHARMA, LLC

By:
Name:
Title:

EBPI MERGER, INC.

By:
Name:
Title:

Oxford Finance LLC

Amended and Restated Secured Promissory Note No. 4

Term A Loan

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CORPORATE BORROWING CERTIFICATE

Borrower:	EIGER BIOPHARMACEUTICALS, INC.	Date: March 5, 2019
Lender:	OXFORD FINANCE LLC, as Collateral Agent and Lender

I hereby certify as follows, as of the date set forth above:

1.I am the Secretary, Assistant Secretary or other officer of Borrower.  My title is as set forth below.

2.Borrower’s exact legal name is set forth above.  Borrower is a corporation existing under the laws of the State of Delaware.

3.Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws.  Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4.The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money.  Borrow money from the Lenders.

Execute Loan Documents.  Execute any loan documents any Lender requires.

Grant Security.  Grant Collateral Agent a security interest in any of Borrower’s assets.

Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts.  Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

[Balance of Page Intentionally Left Blank]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as

[print title]

of the date set forth above.

By:
Name:
Title:

[Signature Page to Corporate Borrowing Certificate
EIGER BIOPHARMACEUTICALS, INC.]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT A

Certificate of Incorporation (including amendments)

[see attached]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT B

Bylaws

[see attached]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CORPORATE BORROWING CERTIFICATE

Borrower:	EB PHARMA, LLC	Date: March 5, 2019
Lender:	OXFORD FINANCE LLC, as Collateral Agent and Lender

I hereby certify as follows, as of the date set forth above:

1.I am the Secretary, Assistant Secretary or other officer of Borrower.  My title is as set forth below.

2.Borrower’s exact legal name is set forth above.  Borrower is a limited liability company existing under the laws of the State of Delaware.

3.Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Formation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s operating agreement.  Neither such Certificate of Formation nor such operating agreement have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Formation and such operating agreement remain in full force and effect as of the date hereof.

4.The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money.  Borrow money from the Lenders.

Execute Loan Documents.  Execute any loan documents any Lender requires.

Grant Security.  Grant Collateral Agent a security interest in any of Borrower’s assets.

Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts.  Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

[Balance of Page Intentionally Left Blank]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as

[print title]

of the date set forth above.

By:
Name:
Title:

[Signature Page to Corporate Borrowing Certificate

EB PHARMA, LLC]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT A

Certificate of Formation (including amendments)

[see attached]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT B

Operating Agreement

[see attached]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

CORPORATE BORROWING CERTIFICATE

Borrower:	EBPI MERGER, INC.	Date: March 5, 2019
Lender:	OXFORD FINANCE LLC, as Collateral Agent and Lender

I hereby certify as follows, as of the date set forth above:

1.I am the Secretary, Assistant Secretary or other officer of Borrower.  My title is as set forth below.

2.Borrower’s exact legal name is set forth above.  Borrower is a corporation existing under the laws of the State of Delaware.

3.Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws.  Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4.The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money.  Borrow money from the Lenders.

Execute Loan Documents.  Execute any loan documents any Lender requires.

Grant Security.  Grant Collateral Agent a security interest in any of Borrower’s assets.

Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts.  Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

[Balance of Page Intentionally Left Blank]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

5.The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as

[print title]

of the date set forth above.

By:
Name:
Title:

[Signature Page to Corporate Borrowing Certificate
EBPI MERGER, INC.]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT A

Certificate of Incorporation (including amendments)

[see attached]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXHIBIT B

Bylaws

[see attached]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.